SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  FEBRUARY 4, 2002
                                                         ----------------


                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-30673                      13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.                            Page
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           Exhibits

99.1       Media release, dated February 4, 2002.

The full text of the Media Release is attached to this report as Exhibit 99.1.

Item 9.    Regulation FD Disclosure.
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On February 4, 2002, NTL Incorporated issued a media release announcing that, pending the determination of a potential write down of certain assets, including goodwill, on the Company's books, in accordance with U.S. generally accepted accounting principles, the Board of Directors has determined not to declare dividend payments on its 13% Senior Redeemable Exchangeable Preferred Stock. The dividends have historically been paid in additional shares.

Further, as stated in the Company's January 31, 2002 press release and in responses to questions at the press briefing following such release, the Company has sufficient liquidity to approach the recapitalization process, described in the January 31, 2002 press release, in a considered manner. As stated in the press briefing, the Company confirmed that it intended to make all scheduled interest payments due February 1, 2002, which it has, in fact, now made.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NTL INCORPORATED
                                              (Registrant)


                                              By: /s/  Richard J. Lubasch
                                              ---------------------------------
                                              Name:    Richard J. Lubasch
                                              Title:   Executive Vice President-
                                                       General Counsel


Dated: February 4, 2002

                                  EXHIBIT INDEX
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Exhibit
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99.1    Media release, dated February 4, 2002

                                                                    Exhibit 99.1
NTL LOGO

Media Release


      NTL DETERMINES NOT TO DECLARE DIVIDENDS ON ITS 13% SENIOR REDEEMABLE
                          EXCHANGEABLE PREFERRED STOCK

New York February 4, 2002 - NTL Incorporated (NYSE: NLI; Nasdaq Europe: NTLI), announced today that, pending the determination of a potential write down of certain assets, including goodwill, on the Company's books, in accordance with U.S. generally accepted accounting principles, the Board of Directors has determined not to declare dividend payments on its 13% Senior Redeemable Exchangeable Preferred Stock. The dividends have historically been paid in additional shares.

         Under applicable Delaware law, the Company cannot pay dividends on preferred stock if it does not have available surplus. Whether or not the Company has available surplus will in large part depend on the outcome of the determination described above. Pursuant to the terms of the 13% Preferred Stock, the unpaid dividends will continue to accrue without interest until declared and paid. The decision not to declare a dividend is not a default under any of NTL's existing agreements.

           NTL announced on January 31, 2002, that it has appointed Credit Suisse First Boston, JPMorgan and Morgan Stanley to advise on strategic and recapitalization alternatives to strengthen the company's balance sheet and reduce debt.

           The Company also announced that it expects to meet its EBITDA targets for the fourth quarter of 2001 and has sufficient liquidity to approach the recapitalization process in a considered manner. In this regard, the company confirmed that it had made all scheduled interest payments due February 1, 2002.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Certain statements contained herein constitute "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to be different from those contemplated. We assume no obligation to update the forward-looking statements contained herein to reflect actual results, changes in assumptions or changes in factors affecting such statements.


                                   -- Ends --
For further information:

In the US:

Investor Relations:
John F. Gregg, Senior Vice President - Chief Financial Officer
Bret Richter, Vice President - Corporate Finance and Development
Tamar Gerber, Director - Investor Relations
Tel: (001) 212 906 8440, or via e-mail at investor_relations@ntli.com
                                          ---------------------------

In the UK:

Media:
Alison Kirkwood, Media Relations, +44 (0) 1256 752 662 / 07788 186 154
Malcolm Padley, Media Relations, 07788 978 199

Investor Relations:
Virginia McMullan, +44 (0) 207 909 2144, or via e-mail at investorrelations@ntl.com